UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 15, 2005
                Date of Report (Date of earliest event reported)



                                   NICOR INC.
            (Exact name of registrant as specified in its charter)


           Illinois                  1-7297               36-2855175
   (State or other jurisdiction    (Commission          (I.R.S. Employer
       of incorporation)           File Number)      Identification Number)


                                1844 Ferry Road
                        Naperville, Illinois 60563-9600
              (Address of principal executive offices) (Zip Code)

                                (630) 305-9500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

Executive officers of Nicor Inc. are eligible to earn annual incentive bonuses based on the performance of Nicor Gas, Nicor Inc.'s primary subsidiary, and the performance of nonutility and other energy operations. 50%-70% of their annual incentive target is based on goals related to the net income of Nicor Gas and 30%-50% related to the performance of the nonutility and other energy operations. Target bonuses are set as a percentage of salary, with a maximum possible bonus of 150% of target.

Executive officers may defer their annual bonus compensation under the Nicor Inc. Stock Deferral Plan (the "Plan"). The Plan has been previously filed by Nicor Inc. Elections to defer compensation under the Plan are made by completing an election form. Beginning on February 10, 2005, certain executive officers began making elections for deferring bonuses which may be earned based on performance in 2005.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number          Description
-------         -----------

99.1            Nicor Inc. Stock Payment Election Stock Deferral Plan Form




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Signature
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Nicor Inc.


Date    February 15, 2005           /s/ CLAUDIA J. COLALILLO
      ---------------------         ------------------------
                                    Claudia J. Colalillo
                                    Senior Vice President Human Resources
                                    and Corporate Communications







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Exhibit Index
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  Exhibit
  Number                       Description of Document
----------    -----------------------------------------------------------------
99.1          Nicor Inc. Stock Payment Election Stock Deferral Plan Form